                              Exhibit 99 to Form 4

1.       Name and Address of Reporting Person*

Gary S. Kohler
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         (Last)   (First)  (Middle)

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                  (Street)
3033 Excelsior Boulevard, Suite 300
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         (City)   (State)  (Zip)
Minneapolis       MN       55416
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1.       Name and Address of Reporting Person*

Whitebox Advisors, LLC
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         (Last)   (First)  (Middle)

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                  (Street)
3033 Excelsior Boulevard, Suite 300
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         (City)   (State)  (Zip)
Minneapolis       MN       55416
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1.       Name and Address of Reporting Person*

Andrew J. Redleaf
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         (Last)   (First)  (Middle)

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                  (Street)
3033 Excelsior Boulevard, Suite 300
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         (City)   (State)  (Zip)
Minneapolis       MN       55416
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1.       Name and Address of Reporting Person*

Whitebox Intermarket Advisors, LLC
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         (Last)   (First)  (Middle)

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                  (Street)
3033 Excelsior Boulevard, Suite 300
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         (City)   (State)  (Zip)
Minneapolis       MN       55416
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1.       Name and Address of Reporting Person*

Whitebox Intermarket Fund, L.P.
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         (Last)   (First)  (Middle)

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                  (Street)
3033 Excelsior Boulevard, Suite 300
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         (City)   (State)  (Zip)
Minneapolis       MN       55416
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1.       Name and Address of Reporting Person*

Whitebox Intermarket Fund, Ltd.
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         (Last)   (First)  (Middle)

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                  (Street)
3033 Excelsior Boulevard, Suite 300
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         (City)   (State)  (Zip)
Minneapolis       MN       55416
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